UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): May 16, 2005

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20736 (Commission File Number)	95-4390071 (I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance of Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         (a) On February 7, 2005, the Office of the Chief Accountant of the SEC issued a letter to the American Institute of Certified Public Accountants, regarding existing generally accepted accounting principles (“GAAP”) applicable to leases and leasehold improvements. As a result of that letter, Sport Chalet (the “Company”) management and the Audit Committee of the Board of Directors of the Company consulted with Moss Adams LLP and Ernst & Young LLP, its current and former independent registered public accounting firm, respectively, concerning the Company’s lease accounting practices.

         On May 16, 2005, the Audit Committee determined that the Company’s accounting for leases was not consistent with the accounting principles described in the SEC’s letter. Accordingly, the Company expects to correct this error and restate its previously filed annual and quarterly financial statements as applicable.

         Consistent with many other retailers, the Company has historically treated construction allowances from landlords as a reduction of fixed assets on its balance sheets and the related amortization as a reduction of depreciation expense on its statement of cash flows. In addition, the Company’s statements of cash flows reflected construction allowances as a reduction of capital expenditures within cash flows from investing activities. The Company determined that it will reclassify construction allowances from fixed assets to deferred rent liabilities and will adjust its statements of cash flow to reflect construction allowances as cash flows from operating activities.

         Historically, the Company has amortized leasehold improvements over the shorter of the assets’ estimated useful lives or the initial lease terms, excluding any renewal options. This is consistent with the Company’s utilization of initial lease terms in its calculation of straight line rent expense. However, in some situations, the Company depreciated leasehold improvements over a 15-year period while the straight line rent expense in those same years was computed over the initial lease terms, which were less than 15 years. The Company will correct the calculation of its amortization of leasehold improvements to utilize the shorter of their estimated useful lives or the initial terms of the related leases.

         Also, the Company had recognized straight line rent expense for leases beginning on the earlier of the store opening date or lease commencement date, which had the effect of excluding the build-out period (generally two months during which the Company made no rent payments) from the calculation of the period over which it expensed rent. The Company determined that it will include the build-out period in its calculation of straight line rent expense and change its straight line rent accrual and deferred lease credits accordingly.

         The Company’s previously issued consolidated financial statements, including those in the Company’s Annual Report on Form 10-K for the year ended March 31, 2004 and in the Company’s Quarterly Reports on Forms 10-Q for the quarters ended June 30, 2004, September 30, 2004 and December 31, 2004, should no longer be relied upon.

         Based on the review described above, the preliminary and unaudited changes to our financial statements are shown in the tables below:

	Year Ended March 31

	2004	2003	2002	2001	2000

Statements of Income Data:	(In thousands, except per shares)
Cost of goods sold, buying and occupancy
Costs	$(532)	$(220)	$277	$(285)	$298
Gross profit	532	220	(277)	285	(298)
Selling, general and administrative expenses	373	411	317	284	189
Income from operations	160	(191)	(594)	1	(487)
Income before taxes	160	(191)	(594)	1	(487)
Income tax provision	63	(75)	(241)	—	(195)
Net income	$97	$(117)	$(353)	$1	$(292)
Earnings per share - basic	$0.01	$(0.02)	$(0.05)	$0.00	$(0.04)
Earnings per share - diluted	$0.01	$(0.02)	$(0.05)	$0.00	$(0.04)

Statements of Cash Flow Data:
Net income	$97	$(117)	$(353)	$1	$(292)
Depreciation and amortization	373	411	317	284	189
Accounts receivable	—	41	(91)	—	—
Deferred income taxes	72	(75)	(241)	—	(195)
Deferred rent	(332)	507	368	(285)	925
Net cash provided by operating activities	200	768	—	—	627
Purchase of furniture, equipment and leasehold
Improvements	(200)	(768)	—	—	(627)
Net cash used in investing activities	$(200)	$(768)	$—	$—	$(627)

	As of March 31

	2004	2003	2002	2001	2000

Balance Sheets Data:	(In thousands)
Accounts receivable	$50	$50	$91	$—	$—
Leasehold improvements	2,945	2,745	1,977	1,977	1,977
Allowance for depreciation and amortization	1,790	1,418	1,007	690	406
Deferred income tax	1,151	1,214	1,139	898	899
Total assets	2,355	2,590	2,200	2,185	2,470
Deferred rent	4,076	4,408	3,901	3,533	3,818
Retained earnings	(1,720)	(1,817)	(1,701)	(1,348)	(1,348)
Total stockholders’ equity	(1,720)	(1,817)	(1,701)	(1,348)	(1,348)
Total liabilities and stockholders’ equity	$2,355	$2,590	$2,200	$2,185	$2,470

	Quarter Ended

	12/31/04	9/30/04	6/30/04

Statements of Income Data:	(In thousands, except per shares)
Cost of goods sold, buying and occupancy
Costs	$(76)	$179	$(70)
Gross profit	76	(179)	70
Selling, general and administrative expenses	209	170	250
Income from operations	(133)	(349)	(180)
Income before taxes	(133)	(349)	(180)
Income tax provision	(53)	(140)	(72)
Net income	$(80)	$(210)	$(108)
Earnings per share - basic	$(0.01)	$(0.03)	$(0.02)
Earnings per share - diluted	$(0.01)	$(0.03)	$(0.02)

Statements of Cash Flow Data:
Net income	$(398)	$(318)	$(108)
Depreciation and amortization	389	215	109
Accounts receivable	(150)	—	—
Deferred income taxes	(265)	(212)	(72)
Deferred rent	3,132	2,973	71
Net cash provided by operating activities	2,709	2,659	—
Purchase of furniture, equipment and leasehold
Improvements	(2,709)	(2,659)	$—

Net cash used in investing activities	$(2,709)	$(2,659)	—

	As of

	12/31/04	9/30/04	6/30/04

Balance Sheets Data:	(In thousands)
Accounts receivable	$200	$50	$50
Leasehold improvements	5,653	5,603	2,945
Allowance for depreciation and amortization	2,180	2,006	1,899
Deferred income tax	1,416	1,363	1,223
Total assets	5,090	5,010	2,318
Deferred rent	7,207	7,048	4,147
Retained earnings	(2,118)	(2,038)	(1,829)
Total stockholders’ equity	(2,118)	(2,038)	(1,829)
Total liabilities and stockholders’ equity	$5,090	$5,010	$2,318

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated May 16, 2005: “Sport Chalet Announces Review of Accounting for Leases.”

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2005	SPORT CHALET, INC. By /s/ Howard K. Kaminsky —————————————— Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary